UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                    Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

BMO FUNDS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 240.0-11 and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

BMO FUNDS, INC.

BMO Global Natural Resources Fund

111 East Kilbourn Avenue, Suite 200

Milwaukee, WI 53202

1-800-236-FUND

(1-800-236-3863)

www.bmofunds.com

December 9, 2014

Dear Shareholder:

The BMO Global Natural Resources Fund (the “Global Natural Resources Fund” or the “Fund”), a series of BMO Funds, Inc. (the “Corporation”), will hold a special meeting of shareholders on Monday, December 22, 2014 at 8:30 a.m. (Central Time) at the offices of the Corporation at 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin 53202. If you were a shareholder of record of the Fund as of the close of business on December 8, 2014, you are entitled to vote at this meeting. The shareholders of the Fund are being asked to approve the liquidation and dissolution of the Fund.

As discussed in more detail in the enclosed Proxy Statement, BMO Asset Management Corp. (the “Adviser”), the investment adviser to the Fund, recommended the liquidation of the Fund to the Board of Directors of the Corporation (the “Board”). Based on this recommendation, on November 5, 2014, the Board voted to approve an amendment to the Corporation’s Articles of Incorporation, as amended, to liquidate and dissolve the Fund pursuant to a plan of liquidation, subject to shareholder approval. The Board has concluded that the proposal is in the best interests of the Fund and unanimously recommends that you vote in favor of the proposal.

The question and answer section that follows discusses this proposal and the Proxy Statement itself provides greater detail about the proposal. Please review and consider the proposal carefully.

Whether or not you plan to attend the special meeting, please sign and return the enclosed proxy card in the postage prepaid envelope provided. You also may vote by toll-free telephone or by Internet according to the instructions noted on the enclosed proxy card.

If we do not hear from you by December 19, 2014, we may contact you. Thank you for investing in the Fund and for your continuing support.

Sincerely,

John M. Blaser, President

BMO Funds, Inc.

BMO FUNDS, INC.

BMO GLOBAL NATURAL RESOURCES FUND

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

The BMO Global Natural Resources Fund (the “Global Natural Resources Fund” or the “Fund”), a series of BMO Funds, Inc., a Wisconsin corporation (the “Corporation”), will hold a special meeting of shareholders on Monday, December 22, 2014 at 8:30 a.m. (Central Time) at the offices of the Corporation at 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin 53202.

The meeting is being held to consider and vote on the following proposal as well as any other business that may properly come before the meeting or any adjournments thereof:

1.	To approve an amendment to the Articles of Incorporation, as amended, of the Corporation to liquidate and dissolve the Fund pursuant to a plan of liquidation.

The Board of Directors recommends that shareholders vote FOR the proposal.

Only shareholders of record at the close of business on December 8, 2014, the record date for the special meeting, shall be entitled to notice of, and to vote at, the special meeting or any adjournments thereof.

Important Notice Regarding the Internet Availability of Proxy Materials for the Shareholder Meeting to be held on December 22, 2014:

The Letter to Shareholders, Notice of Meeting, and Proxy Statement are available at www.proxyvote.com.

YOUR VOTE IS IMPORTANT.

PLEASE RETURN YOUR PROXY CARD PROMPTLY OR PROXY VOTE BY

TOLL-FREE TELEPHONE OR INTERNET IN ACCORDANCE

WITH THE INSTRUCTIONS NOTED ON THE ENCLOSED PROXY CARD.

As a shareholder of the Corporation, you are asked to attend the special meeting either in person or by proxy. If you are unable to attend the special meeting in person, we urge you to vote by proxy. You can do this in one of three ways by: (1) completing, signing, dating and promptly returning the enclosed proxy card in the enclosed postage prepaid envelope, (2) calling a toll-free telephone number, or (3) using the Internet. Your prompt voting by proxy will help assure a quorum at the special meeting and avoid additional expenses associated with further solicitation. Voting by proxy will not prevent you from voting your shares in person at the special meeting. You may revoke your proxy before it is exercised at the special meeting by submitting to the Secretary of the Corporation a written notice of revocation or a subsequently signed proxy card. A prior proxy can also be revoked by proxy voting again through the website or toll-free number noted on the enclosed proxy card.

By Order of the Board of Directors,

Michele L. Racadio, Secretary

BMO Funds, Inc.

Milwaukee, Wisconsin

December 9, 2014

Questions and Answers

We encourage you to read the full text of the enclosed Proxy Statement and, for your convenience, we have provided a brief overview of the proposal.

Q.	Why am I receiving this Proxy Statement?

A.	Upon the recommendation of the Adviser and subject to shareholder approval, the Board has approved an amendment to the Corporation’s Articles of Incorporation, as amended, to liquidate and dissolve the Fund. Accordingly, we are also asking shareholders to approve the liquidation and dissolution of the Fund pursuant to a plan of liquidation.

Q.	Why did the Adviser recommend the liquidation and dissolution of the Fund?

A.	The Adviser recommended the liquidation and dissolution of the Fund based on a variety of factors, including, but not limited to, the Fund’s performance relative to its benchmark and peer group indices, declining assets in the Fund, the Fund’s projected rate of asset growth and its impact on the Fund’s ability to achieve economies of scale, the impact of the performance issues on marketing efforts to grow the Fund, the profitability of the Fund to the Adviser, and the willingness of the Adviser to continue to waive its management fees and/or reimburse expenses so as to maintain the Fund’s annual expense ratio at a competitive level.

Q.	How will the liquidation affect my investment?

A.	Pursuant to the plan of liquidation, any shareholder who has not exchanged or redeemed their shares of the Fund prior to December 23, 2014 will have their shares redeemed in cash and will receive a check representing the shareholder’s proportional interest in the Fund, subject to any required withholdings.

Q.	Will I have to pay any taxes as a result of the liquidation?

A.	The liquidation of the Fund is a taxable event for federal income tax purposes. A shareholder who receives redemption proceeds will be treated as having received the redemption proceeds in exchange for the shareholder’s shares of the Fund and will recognize gain or loss for federal income tax purposes based on the difference between the amount received and the shareholder’s basis in the shares of the Fund. Any distributions received (including, but not limited to, any capital gain distributions) will be taxable in the normal manner. The federal income tax consequences of the liquidation are described generally in the Proxy Statement. You should consult your tax advisor with respect to your particular circumstances.

Q.	May I redeem or exchange my shares in advance of the special meeting?

A.	Yes. You may redeem your shares at any time prior to the liquidation date. Please see the Fund’s prospectus to review how to redeem shares. You also may exchange shares of the Fund for the same class of shares of any of the other BMO Funds free of charge, provided you meet the investment minimum of the new fund and you reside in a jurisdiction where the new fund shares may be lawfully offered for sale. However, the exchange of Fund shares for shares of any of the other BMO Funds is a taxable transaction for federal income tax purposes. Please see the Fund’s prospectus to review exchange privileges and potential federal income tax consequences.

Q.	What will happen if the shareholders do not approve the liquidation?

A.	If the shareholders of the Fund do not approve its liquidation, then you will remain a shareholder of the Fund and it will not liquidate. The Board would then consider other alternatives for the Fund, which may include another liquidation proposal.

Q.	Will the Fund pay for the proxy solicitation and related expenses of liquidating the Fund?

A.	No. The Adviser or an affiliate has agreed to bear these costs. Accordingly, shareholders of the Fund will not bear any of the costs associated with the proxy solicitation to approve the articles amendment or the subsequent liquidation of the Fund pursuant to a plan of liquidation.

Q.	How does the Board recommend that I vote?

A.	After careful consideration, the Board, the majority of whom are not “interested persons” of the Corporation as defined in the Investment Company Act of 1940, as amended, recommends that you vote FOR the proposal.

Q.	How can I vote my shares?

A.	You may choose from one of the following options, as described in more detail on the proxy card:

•	By mail, using the enclosed proxy card and return envelope;
•	By telephone, using the toll-free number on your proxy card;
•	Through the Internet, using the website address on your proxy card; or
•	In person at the shareholder meeting.

Q.	Whom should I call for additional information about this Proxy Statement?

A.	Please call BMO Funds U.S. Services at 1-800-236-FUND for additional information.

BMO FUNDS, INC.

BMO GLOBAL NATURAL RESOURCES FUND

111 East Kilbourn Avenue, Suite 200

Milwaukee, WI 53202

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

December 22, 2014

General. This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of BMO Funds, Inc., (the “Corporation”) with respect to the BMO Global Natural Resources Fund (the “Global Natural Resources Fund” or the “Fund”). The Fund consists of three classes of shares: Investor Class (“Class Y”), Institutional Class (“Class I”), and Advisor Class (“Class A”).

The special meeting of shareholders will be held at the principal offices of the Corporation located at 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin 53202, on Monday, December 22, 2014 at 8:30 a.m. (Central Time) and at any adjourned session thereof, for the purposes set forth in the enclosed notice of special meeting of shareholders (“Notice”). It is expected that the Notice, this Proxy Statement, and Proxy Card will be mailed to shareholders on or about December 12, 2014.

Record Date/Shareholders Entitled to Vote. If you owned shares of the Fund as of the close of business on December 8, 2014 (the “Record Date”), then you are entitled to vote at the special meeting (or any adjournments thereof). You will be entitled to one vote per full share (and a fractional vote per fractional share) for each share you owned on the Record Date.

BACKGROUND TO PROPOSAL

BMO Asset Management Corp. (the “Adviser”), the investment adviser to the Fund, recommended the liquidation of the Fund to the Board of Directors of the Corporation (the “Board”), based on a variety of factors, including, but not limited to, the Fund’s performance relative to its benchmark and peer group indices, declining assets in the Fund, the Fund’s projected rate of asset growth and its impact on the Fund’s ability to achieve economies of scale, the impact of the performance issues on marketing efforts to grow the Fund, the profitability of the Fund to the Adviser, and the willingness of the Adviser to continue to waive its management fees and/or reimburse expenses so as to maintain the Fund’s annual expense ratio at a competitive level. Based upon these factors, which are described further below under “Board Approval and Recommendation,” the Adviser recommended the liquidation and dissolution of the Fund.

At an in-person meeting of the Board held on November 5, 2014, the Board, including a majority of the directors who are not “interested persons” of the Company (the “Independent Directors”) as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), approved, subject to shareholder approval, an amendment to the Corporation’s Articles of Incorporation, as amended (the “Articles of Incorporation”) to terminate the Fund as a series of the Corporation under Wisconsin law and the liquidation and dissolution of the Fund pursuant to a plan of liquidation.

If shareholders of the Fund approve the proposal, the Articles of Incorporation will be amended to terminate the Fund as a series of the Corporation. In addition, the Fund will be liquidated and dissolved pursuant to a plan of liquidation.

If shareholders of the Fund do not approve the proposal, then the Fund will not liquidate. The Board would then consider other alternatives for the Fund, which may include another liquidation proposal.

PROPOSAL 1: APPROVAL OF AN ARTICLES AMENDMENT TO LIQUIDATE AND DISSOLVE THE BMO GLOBAL NATURAL RESOURCES FUND

Shareholders are being asked to approve an amendment to the Articles of Incorporation to terminate the Fund as a series of the Corporation under Wisconsin law. If approved, the Fund will be liquidated and dissolved pursuant to the plan of liquidation described below and an amendment to the Articles of Incorporation will be filed to terminate the Fund as a series of the Corporation. The Board, including a majority of the Independent Directors, has approved the liquidation and dissolution of the Fund, including the plan of liquidation and amendment to the Articles of Incorporation, and submission of the proposal to shareholders of the Fund for approval.

The remainder of this section provides a summary of the plan of liquidation, a discussion of redemptions and exchanges prior to liquidation, an overview of the material federal income tax aspects and other aspects of the liquidation, and information on the Board’s considerations and approval and concludes with the Board’s recommendation.

Summary of the Plan of Liquidation

The Plan of Liquidation (the “Plan”) is attached hereto as Annex A, and this summary of the Plan is qualified in its entirety by the reference to Annex A.

Effective Date of Plan; Liquidation Time. The Plan will become effective upon its approval by the shareholders of the Fund (the “Effective Date”). Assuming the Plan is approved at the special meeting on December 22, 2014, the Adviser anticipates that the Fund will commence making liquidating distributions on or about the close of trading on the New York Stock Exchange on December 23, 2014 (the “Liquidation Time”).

Cessation of Business. The Plan provides that, as of the Liquidation Time, the Fund will cease its business as a series fund of an investment company and will not engage in any business activities except for the purpose of winding up its business affairs, selling or disposing of its assets, discharging or making reasonable provision for the payment of all of the Fund’s liabilities, and distributing its assets to shareholders in accordance with the provisions of the Plan.

Fixing of Interests and Closing of Books. The Plan also provides that the proportionate interests of shareholders in the assets of the Fund, and their rights to receive redemption payments and subsequent distributions, will be fixed on the basis of their respective holdings at the Liquidation Time. At the Liquidation Time, the books of the Fund will be closed.

Liquidation of Fund Assets and Payment of Debts. As soon as is reasonable and practicable after the Effective Date of the Plan, any remaining portfolio securities of the Fund will be converted to cash or cash equivalents. As soon as practicable after the Effective Date, the Corporation will pay, or make reasonable provision to pay, in full all known or reasonably ascertainable liabilities of the Fund incurred or expected to be incurred prior to the date of the final liquidating distribution.

Liquidating Distributions. As soon as is reasonable and practicable after the Liquidation Time, the Corporation will mail to each shareholder of record at the Liquidation Time: (a) one or more liquidating distributions equal in the aggregate to the shareholder’s proportionate interest in the excess of the assets of the Fund over the liabilities of the Fund as of the Liquidation Time; and (b) information concerning the sources of each liquidating distribution. Any accrued income or gains will be distributed as part of the liquidating distribution. Upon the mailing of the final liquidating distribution, all outstanding shares of the Fund will be deemed redeemed and canceled.

In the event that the Fund receives assets following the date of its termination (e.g., through the payment of settlement proceeds), the Adviser will use commercially reasonable efforts to ensure that such assets are distributed to each shareholder of record as of the Liquidation Time in an amount equal to the shareholder’s proportionate interest in the Fund as of the Liquidation Time.

In the event that the Fund is unable to make liquidating distributions to any shareholders because of the inability to locate such shareholders, subject to applicable abandoned property laws, such liquidating distributions may be held in an account with a financial institution for the benefit of such shareholders that cannot be located. The expenses of such account will be charged against the assets in the account. The Fund does not anticipate being unable to locate shareholders.

Satisfaction of Federal Income and Excise Tax Distribution Requirements. If necessary, the Corporation shall have, by the Liquidation Time, declared and paid a distribution or distributions which, together with all previous such distributions, will have the effect of distributing to the Fund’s shareholders all of the Fund’s investment company taxable income for the taxable years ending at or prior to the Liquidation Time (computed without regard to any deduction for dividends paid), and all of the Fund’s net capital gain, if any, realized in the taxable years ending at or prior to the Liquidation Time (after reduction for any available capital loss carry-forward) and any additional amounts necessary to avoid any federal income or excise tax for such periods. Alternatively, the Fund may, if eligible, treat all or any portion of the amounts to be distributed as having been paid out as part of the liquidating distributions made to Fund shareholders.

Expenses. The Adviser or an affiliate will pay all costs incurred in carrying out the Plan, including legal, recordkeeping, accounting, and administrative expenses. The Adviser or an affiliate will also be responsible for any contingent or unforeseen liabilities or obligations of the Fund that might remain after the date of the final liquidating distribution. Accordingly, shareholders of the Fund will not bear any of the costs associated with the liquidation.

Articles Amendment. The officers of the Corporation will file an amendment to the Articles of Incorporation to be effective at or after the Liquidation Time to terminate the Fund as a series of the Corporation under Wisconsin law. The Form of Articles Amendment is attached hereto as Annex B.

Redemption and Exchanges Prior to Liquidation

Any time prior to the Liquidation Time, the shareholders of the Fund may redeem their shares of the Fund pursuant to the procedures set forth in the Fund’s prospectus. As disclosed in the Fund’s prospectus, although the Fund intends to pay share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities. Shareholders receiving portfolio securities in redemption of their shares will realize a gain or loss for federal income tax purposes in the same manner as when cash is received. Shareholders may also exchange their shares of the Fund for the same class of shares of any of the other BMO Funds free of charge, provided a shareholder meets the investment minimum of the new fund and resides in a jurisdiction where the new fund shares may be lawfully offered for sale. However, an exchange is treated as a redemption and a subsequent purchase, and is therefore a taxable transaction for federal income tax purposes.

Material Federal Income Tax Considerations and Other Aspects of the Liquidation

The following is a general discussion of certain material U.S. federal income tax considerations for U.S. shareholders subject to federal income tax, with respect to the liquidation and termination of the Fund. This discussion is based on current U.S. federal income tax laws in effect on the date of this Proxy Statement. Future legislative or administrative changes or court decisions might significantly alter these tax consequences, possibly retroactively. The statements below are not binding upon the

Internal Revenue Service, and there can be no assurance that the Internal Revenue Service will concur with this summary or that the tax consequences to any shareholder will be as set forth below.

This discussion is for general information only and does not address all of the U.S. federal income tax considerations that may be relevant to specific shareholders in light of their particular circumstances or to shareholders subject to special treatment under U.S. federal income tax law (such as financial institutions, insurance companies, tax-exempt entities, broker-dealers, pension plans, or persons that have a “functional currency” other than the U.S. dollar). This discussion does not address any U.S. state or local tax considerations, nor does this discussion address any tax considerations for foreign shareholders or tax-exempt shareholders. Implementing the Plan may impose unanticipated tax consequences on shareholders and affect shareholders differently, depending on their particular tax situations independent of the Plan. Shareholders are encouraged to consult with their own tax advisor to determine the particular tax consequences to them of the Fund’s liquidation, including the application and effect of any state, local or foreign tax laws.

As used herein, a “U.S. shareholder” means a beneficial owner (including, in certain circumstances, through a partnership) of the Fund’s common stock that is a U.S. citizen or U.S. resident alien, a corporation, or other entity taxable as a corporation for U.S. federal income tax purposes, that was created or organized under the laws of the United States, any state or the District of Columbia, an estate whose income is subject to U.S. federal income taxation regardless of its source, or a trust that either is subject to the supervision of a court within the United States and has one or more U.S. persons with authority to control all of its substantial decisions or has a valid election in effect under applicable Treasury Regulations to be treated as a United States person.

If the shareholders of the Fund approve the amendment to the Articles of Incorporation to liquidate and dissolve the Fund pursuant to the Plan, the Fund will sell its assets and distribute the proceeds to the shareholders as provided under the Plan (the “Liquidating Distribution”).

During the liquidation period, the Fund anticipates that it will retain its qualification for treatment as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and will make all required distributions so that the Fund will not be taxed on the Fund’s net gain, if any, realized from the liquidating sale of its assets. In the unlikely event that the Fund should lose its status as a regulated investment company during the liquidation process, the Fund would be treated as a regular corporation for federal income tax purposes during its last taxable year. In this event, the Fund would be subject to federal income taxes on the full amount of its taxable income and gains, which would reduce the Fund’s distributions (including, but not limited to the Liquidating Distribution). In addition, the Fund would be unable to pass through to its shareholders credits against foreign taxes paid.

To the extent necessary, the Fund shall, by the Liquidation Time, have declared a distribution or distributions which, together with all previous such distributions, shall have the effect of distributing to the Fund’s shareholders all of the Fund’s investment company taxable income for the taxable years ending at or prior to the Liquidation Time (computed without regard to any deduction for dividends paid), and all of the Fund’s net capital gain, if any, realized in the taxable years ending at or prior to the Liquidation Time (after reduction for any available capital loss carry-forward) and any additional amounts necessary to avoid any federal income or excise tax for such periods. The Fund’s shareholders will be taxed on any such distributions in the same manner as any other distribution of the Fund. Alternatively, the Fund may, if eligible, treat all or a portion of such amounts required to be distributed as a distribution of investment company taxable income or net capital gain on account of the Fund’s final taxable year as having been paid out as a part of the Liquidating Distributions made to the Fund’s shareholders in complete liquidation of the Fund. As described in the next paragraph, any such Liquidating Distributions will be treated for federal income tax purposes as having been received by Fund shareholders as consideration for a sale or exchange of their Fund shares.

A shareholder who receives a Liquidating Distribution will be treated as having received the Liquidating Distribution in exchange for the shareholder’s shares of the Fund and will recognize gain or loss based on the difference between the amount received and the shareholder’s basis in the Fund shares. If a shareholder holds shares as capital assets, the gain or loss will be characterized as a capital gain or loss. If the shares have been held for more than twelve months, any such gain will be treated as long-term capital gain, taxable to individual shareholders at a maximum federal income tax rate of 20%, and any such loss will be treated as long-term capital loss. Capital gain or loss on shares held for twelve months or less will be treated as short-term capital gain or loss, except that any loss realized with respect to shares of the Fund held for six months or less will be treated as long-term capital loss to the extent of any distributions of net capital gain that were previously received on the shares. Capital losses may be subject to limitations on their use by a shareholder.

In addition to the federal income tax, certain individuals, trusts and estates may be subject to a Medicare tax of 3.8% on Fund distributions or upon receipt of a Liquidating Distribution treated as an exchange of the shareholder’s Fund shares. The Medicare tax is imposed on the lesser of: (i) a taxpayer’s investment income, net of deductions properly allocable to such income, or (ii) the amount by which such taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals, and $125,000 for married individuals filing separately). Any capital gain realized by a shareholder upon an exchange of Fund shares is includable in such shareholder’s investment income for purposes of this Medicare tax.

If a shareholder redeems or exchanges the shareholder’s shares before the Liquidation Time, then such redemption or exchange (whether for cash or in-kind proceeds) will be taxed as described in the prior paragraph for Liquidating Distributions.

A Liquidating Distribution to a shareholder may be subject to backup withholding, unless the shareholder provides a correct taxpayer identification number and certifies that the shareholder is not subject to backup withholding and is a U.S. person. Certain shareholders specified in the Code may be exempt from backup withholding. The current backup withholding rate is 28%. Backup withholding is not an additional tax and is creditable against a taxpayer’s federal income tax liability, provided that the required information is timely furnished to the Internal Revenue Service.

An Individual Retirement Account (an “IRA”) is generally not taxable on investment income and gain from the Fund (assuming that the IRA did not incur debt to finance its investment in the Fund). Accordingly, the receipt by an IRA of a Liquidating Distribution should not be a taxable event for the IRA. However, if the IRA beneficiary receives the Liquidating Distribution (as opposed to the IRA reinvesting the Liquidating Distribution), then the Liquidating Distribution may be taxable to the IRA beneficiary. An IRA beneficiary may roll the Liquidating Distribution into another IRA within sixty (60) days of the date of the distribution in order to avoid having to include the Liquidating Distribution in his or her taxable income for the year. IRA owners should promptly provide instructions to the Fund with respect to a rollover of the Liquidating Distribution. For more information, IRA owners should contact BMO Funds U.S. Services at 1-800-236-FUND.

Shareholders should consult their tax advisors to determine the federal, state, and other income tax consequences of receiving the Liquidating Distribution with respect to their particular tax circumstances.

Board Approval and Recommendation

At the Board meeting held on November 5, 2014, the Adviser reviewed the Fund’s returns for the year-to-date period ended September 30, 2014 and provided comparative information regarding the Fund against its benchmark index and Lipper Inc. peer group for the same time period as shown in the table below:

Period Ended September 30, 2014
BMO Global Natural Resources Fund	Total Return
YTD

Fund (Class Y shares)	(5.09)%

MSCI All Country World Commodity Producers Sector Capped Index	(2.11)%

Lipper Global Natural Resources Index	0.76%

The Adviser noted that the Fund had underperformed relative to its benchmark and peer group indices for the year-to-date period ended September 30, 2014. The Adviser discussed the limited assets in the Fund and the potential for the Fund to achieve economies of scale. The Adviser noted that as of September 30, 2014, the Fund had total assets of $1.0 million. The Adviser noted that the relative underperformance of the Fund impacted marketing efforts and that the Fund had low prospects for growth. The Adviser commented on the profitability of the Fund and its willingness to continue to waive advisory fees and/or reimburse expenses so as to maintain the Fund’s expense ratio at a competitive level. The Fund’s gross annualized expense ratio for the 2014 fiscal year was 20.33% for Class Y, 20.08% for Class I, and 13.17% for Class A. Giving effect to the Adviser’s agreement to waive or reduce its investment advisory fee and reimburse certain Fund expenses through December 31, 2015, the Fund’s net annualized expense ratio for the 2014 fiscal year was 1.24% for Class Y, 0.99% for Class I, and 1.24% for Class A shares. The Adviser also discussed the tax implications of the liquidation on the Fund and its shareholders, as well as alternatives to the liquidation of the Fund. Based on these factors, the Adviser recommended to the Board the liquidation and dissolution of the Fund.

The Board, including a majority of the Independent Directors, approved an amendment to the Articles of Incorporation to liquidate and dissolve the Fund pursuant to the Plan at the meeting held on November 5, 2014. In reaching its decision, the Board considered the Adviser’s recommendation and the information provided supporting the Adviser’s recommendation. The Board also considered that the Adviser or an affiliate had agreed to pay all the costs in carrying out the Plan, as well as the expenses of the proxy solicitation to approve the liquidation and dissolution of the Fund. Based on all of the information considered, the Board determined that the approval of the liquidation and dissolution of the Fund is in the best interests of the Fund and its shareholders.

Based on all of the foregoing, the Board recommends that shareholders of the Fund vote FOR the approval of an amendment to the Articles of Incorporation to liquidate and dissolve the Fund pursuant to the Plan.

OTHER MATTERS

The Board knows of no other matters that may come before the special meeting, other than the proposal as set forth above. If any other matter properly comes before the special meeting, the persons named as proxies will vote on the same in their discretion.

OTHER INFORMATION

Shares Outstanding. As of the Record Date, the following shares of the Fund were issued and outstanding and entitled to vote at the special meeting: 50,638.238 shares for Class Y, 118,080.619 shares for Class I, and 2,417.795 shares for Class A.

Share Ownership Information. As of the Record Date, the officers and directors of the Corporation, as a group, owned less than 1% of the Fund’s outstanding shares. Unless otherwise noted below, as of the Record Date, no persons owned of record or are known by the Corporation to own of record or beneficially more than 5% of any class of the Fund’s outstanding shares.

Name and Address*	Class of Shares	Number of Shares	Percent of Class
MITRA & CO FBO 98 Marshall & Ilsley Trust Oper. c/o BMO Harris Bank NA, Attn: MF 11270 W Park Pl, Suite 400 Milwaukee, WI 53224-3638	Y	50,000.000	98.74%

MITRA & CO FBO 98 Marshall & Ilsley Trust Oper. c/o BMO Harris Bank NA, Attn: MF 11270 W Park Pl, Suite 400 Milwaukee, WI 53224-3638	I	112,147.986	94.98%

MITRA & CO FBO 98 Marshall & Ilsley Trust Oper. c/o BMO Harris Bank NA, Attn: MF 11270 W Park Pl, Suite 400 Milwaukee, WI 53224-3638	A	2,417.795	100.00%

*	The Corporation believes that the entities in the above chart are the holders of record of these shares and are not the beneficial owners of such shares.

Any shareholder that owns 25% or more of the outstanding shares of the Fund or a class of shares of the Fund may be presumed to “control” (as that term is defined in the 1940 Act) the Fund or that class of the Fund. Shareholders with a controlling interest could affect the outcome of voting or the direction of management of the Fund. As of the Record Date, the Corporation believes that BMO Harris Bank and BMO Harris Financial Advisors, Inc., affiliates of the Adviser, held shares of the Fund for the benefit of their customers.

Proxies. Whether you expect to be personally present at the special meeting or not, we encourage you to vote by proxy. You can do this in one of three ways. You may complete, date, sign, and return the accompanying proxy card using the enclosed postage prepaid envelope; you may vote by calling 1-800-690-6903; or you may vote by Internet in accordance with the instructions noted on the enclosed proxy card. Your shares will be voted as you instruct. If no choice is indicated, your shares will be voted

FOR the proposal and in the discretion of the persons named as proxies on such other matters that may properly come before the special meeting. Any shareholder giving a proxy may revoke it before it is exercised at the special meeting by submitting to the Secretary of the Corporation a written notice of revocation or a subsequently signed proxy card, or by attending the special meeting and voting in person. A prior proxy can also be revoked through the website or toll-free telephone number listed on the enclosed proxy card. If not so revoked, the shares represented by the proxy will be cast at the special meeting and any adjournments thereof. Attendance by a shareholder at the special meeting does not, in itself, revoke a proxy.

Quorum. In order to transact business at the meeting, a quorum must be present. Under the Articles of Incorporation, a quorum is constituted by the presence in person or by proxy of one-third of the Fund’s shares outstanding entitled to vote at the meeting. Accordingly, for purposes of the meeting, a quorum will be constituted by the presence in person or by proxy of one-third of the outstanding shares of the Fund entitled to vote as of the Record Date. In the event that a quorum is not present at the meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the meeting to a date within a reasonable time after the Record Date to permit further solicitation of proxies with respect to the proposal. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. When voting on a proposed adjournment, the persons named as proxies will vote those proxies that they are entitled to vote FOR the proposal in favor of such adjournment and will vote those proxies required to be voted AGAINST the proposal against such adjournment. They will vote, in their discretion, shares represented by proxies that reflect abstentions and “broker non-votes.”

Abstentions and Broker Non-Votes. For purposes of determining the presence of a quorum for transacting business at the meeting, abstentions will be treated as shares that are present and will have the effect of a “no” vote for purposes of obtaining the requisite approval for the proposal.

A broker non-vote occurs in connection with a shareholder meeting when the shareholders are asked to consider both “routine” and “non-routine” proposals. In such a case, if a broker-dealer votes on the “routine” proposal but does not vote on the “non-routine” proposal because (a) the shares entitled to cast the vote are held by the broker-dealer in “street name” for the beneficial owner, (b) the broker-dealer lacks discretionary authority to vote the shares, and (c) the broker-dealer has not received voting instructions from the beneficial owner, a broker non-vote is said to occur with respect to the “non-routine” proposal. Because the only proposal is a “non-routine” matter, it is unlikely that there will be any broker non-votes at the meeting. Broker non-votes would otherwise have the same effect as abstentions (that is, they would be treated as if they were votes against the proposal).

Required Vote. In order for the proposal to be approved, the votes cast in favor of the proposal must exceed the votes cast against the proposal. Shares of all classes of the Fund will vote together as a single class. A vote in favor of the proposal is a vote in favor of an amendment to the Articles of Incorporation to terminate the Fund as a series of the Corporation pursuant to the Plan.

Method and Cost of Proxy Solicitation. Proxies will be solicited by the Corporation primarily by mail. The solicitation may also include telephone, facsimile, Internet, or oral communication by certain officers or employees of the Corporation, the Adviser, or Boston Financial Data Services, Inc. (the Fund’s transfer agent) who will not be paid for these services. Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, New York 11717, has been retained to assist in the tabulation of proxies. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information and recording the shareholder’s instruction. The Adviser or its affiliates will bear the costs of the special meeting, including legal costs, printing and mailing costs, and the costs of the solicitation of proxies. The Adviser or its affiliates will also reimburse brokers and other nominees for their reasonable expenses in communicating with persons for whom they hold shares of the Fund.

Householding. The SEC has adopted rules that permit investment companies, such as the Corporation, to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” could result in extra convenience and cost savings for the Fund and its shareholders. If you participate in householding and unless the Fund has received contrary instructions, only one copy of this Proxy Statement will be mailed to two or more shareholders who share an address. If you need additional copies, do not want your mailings to be householded or would like your mailings householded in the future, please call 1-800-236-FUND or write to us at 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin 53202. Copies of this Proxy Statement will be delivered to you promptly upon oral or written request.

Copies of the Fund’s most recent annual and semi-annual reports are available without charge upon request to the Fund at 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin 53202, on the Fund’s website at www.bmofunds.com or by calling BMO Funds U.S. Services, toll-free, at 1-800-236-FUND.

SERVICE PROVIDERS

BMO Asset Management Corp., 115 South LaSalle Street, Chicago, Illinois 60603, serves as investment adviser, administrator, and shareholder servicing agent to the Fund. State Street Bank & Trust Company, 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts 02116, serves as custodian and portfolio accounting services agent for the Fund. BMO Investment Distributors, LLC, 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin 53202, an affiliate of the Adviser, serves as the distributor to the Fund. UMB Fund Services, Inc., 803 West Michigan Street, Milwaukee, Wisconsin 53233, serves as sub-administrator for the Fund. The Fund’s transfer agent and dividend disbursing agent is Boston Financial Data Services, Inc., 2000 Crown Colony Drive, Quincy, Massachusetts 02171. Legal counsel to the Fund is Stradley, Ronon, Stevens & Young, LLP, 2005 Market Street, Suite 2600, Philadelphia, Pennsylvania 19103. The independent registered public accounting firm to the Fund is KPMG LLP, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

FUTURE MEETINGS; SHAREHOLDER PROPOSALS

The Corporation generally is not required to hold annual meetings of shareholders and the Corporation generally does not hold a meeting of shareholders in any year unless certain specified shareholder actions such as election of directors or approval of a new advisory agreement are required to be taken under the 1940 Act or the Articles of Incorporation or the Corporation’s By-Laws. By observing this policy, the Corporation seeks to avoid the expenses customarily incurred in the preparation of proxy materials and the holding of shareholder meetings.

A shareholder desiring to submit a proposal intended to be presented at any meeting of shareholders of the Corporation hereafter called should send the proposal to the Secretary of the Corporation at the Corporation’s principal offices within a reasonable time before the solicitation of the proxies for such meeting (i.e., before the Corporation begins to print and send its proxy materials). Shareholders who wish to recommend a nominee for election to the Board may do so by submitting the appropriate information about the candidate to the Corporation’s Secretary. The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the Proxy Statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required. Also, the submission does not mean that the proposal will be presented at the meeting. For a shareholder proposal to be considered at a shareholder meeting, it must be a proper matter for consideration under applicable law.

By Order of the Board of Directors,

Michele L. Racadio, Secretary

BMO Funds, Inc.

Milwaukee, Wisconsin

December 9, 2014

ANNEX A

PLAN OF LIQUIDATION

BMO FUNDS, INC.

PLAN OF LIQUIDATION OF THE BMO GLOBAL NATURAL RESOURCES FUND

This Plan of Liquidation (the “Plan”) of the BMO Global Natural Resources Fund (the “Fund”), a series of BMO Funds, Inc. (the “Corporation”), a corporation organized and existing under the laws of the State of Wisconsin and an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), is intended to accomplish the complete liquidation of the Fund in conformity with the laws of the State of Wisconsin.

WHEREAS, on November 5, 2014, the Corporation’s Board of Directors (the “Board”) determined that it is in the best interest of the Fund and its shareholders that the Fund be liquidated and terminated as a series of the Corporation, subject to approval by the shareholders of the Fund in accordance with the Wisconsin Business Corporation Law (“WBCL”);

WHEREAS, the adoption of this Plan is intended to constitute the adoption of a plan of liquidation within the meaning of Section 331 or Section 332, as applicable, of the Internal Revenue Code of 1986, as amended; and

WHEREAS, the Board has considered and approved this Plan as the method of liquidating the Fund.

NOW, THEREFORE, the liquidation of the Fund shall be carried out in the manner hereinafter set forth:

1.	Effective Date of Plan. The Plan shall become effective upon shareholder approval of the proposal to amend the Corporation’s Articles of Incorporation, as amended, to liquidate and dissolve the Fund pursuant to the Plan at a meeting of shareholders called for the purpose of voting upon the proposal. In accordance with Sections 180.1003(3)(b) and 180.0725(3) of the WBCL, the proposal shall be approved if the votes cast in favor of the proposal exceed the votes cast against the proposal. The day of such approval is hereinafter called the “Effective Date.”

2.

Cessation of Business. As of the close of trading on the New York Stock Exchange on December 23, 2014 (the “Liquidation Time”), the Fund shall cease its business as a series fund of a registered investment company and shall not engage in any business activities except for the purposes of winding up its business affairs, selling or disposing of its assets, discharging or making reasonable provision for the payment of all of the Fund’s liabilities as provided for in Section 4 below, and distributing its remaining assets of each class ratably among the shareholders of the outstanding shares of that class, in accordance with this Plan.

3.	Fixing of Interests and Closing of Books. The proportionate interests of the shareholders in the assets of the Fund shall be fixed on the basis of their respective holdings at the Liquidation Time. At the Liquidation Time, the books of the Fund shall be closed.

4.	Liquidation of Fund Assets and Payment of Debts. As soon as is reasonable and practicable after the Effective Date, any remaining portfolio securities of the Fund shall be converted to cash or cash equivalents. As soon as practicable after the Effective Date, the Corporation shall pay, or make reasonable provision to pay, in full all known or reasonably ascertainable liabilities of the Fund incurred or expected to be incurred prior to the date of the final liquidating distribution provided for in Section 5 below.

5.	Liquidating Distributions. As soon as is reasonable and practicable after the Liquidation Time, the Corporation shall mail to each shareholder of record at the Liquidation Time: (a) one or more liquidating distributions equal in the aggregate to the shareholder’s proportionate interest in the excess of the assets of the Fund over the liabilities of the Fund as of the Liquidation Time; and (b) information concerning the sources of each liquidating distribution. Any accrued income or gains will be distributed as part of the liquidating distribution. Upon the mailing of the final liquidating distribution, all outstanding shares of the Fund will be deemed redeemed and canceled. In the event that the Fund receives assets following the date of its termination (e.g., through the payment of settlement proceeds), BMO Asset Management Corp. (the “Adviser”), the investment adviser to the Fund, agrees to use commercially reasonable efforts to ensure that such assets are distributed to each shareholder of record as of the Liquidation Time in an amount equal to the shareholder’s proportionate interest in the Fund as of the Liquidation Time. If the Corporation is unable to make distributions to all of the Fund’s shareholders because of an inability to locate shareholders to whom distributions are payable, the Board may create, in the name and on behalf of the Corporation, an account with a financial institution and, subject to applicable abandoned property laws, deposit any of the Fund’s remaining assets in the account for the benefit of the shareholders that cannot be located. The expenses of the account, if any, shall be charged against the assets therein.

6.

Satisfaction of Federal Income and Excise Tax Distribution Requirements. If necessary, the Corporation shall have, by the Liquidation Time, declared and paid a distribution or distributions which, together with all previous such distributions, shall have the effect of distributing to the Fund’s shareholders all of the Fund’s investment company taxable income for the taxable years ending at or prior to the Liquidation Time (computed without regard to any deduction for dividends paid), and all of the Fund’s net capital gain, if any, realized in the taxable years ending at or prior to the Liquidation Time (after reduction for any available capital loss carry-forward) and any additional amounts necessary to avoid any federal income or excise tax for such periods. Alternatively, the Fund may, if eligible, treat all or any portion of the amounts to be distributed pursuant to this Section 6 as having been paid out as part of the liquidating distributions made to Fund shareholders pursuant to Section 5.

7.	Expenses of the Liquidation of the Fund. The Adviser or an affiliate shall bear all of the costs incurred in carrying out this Plan. In addition, no reserve shall be established by the Fund to discharge any contingent or unforeseen liabilities or obligations of the Fund that might remain after the date of the final liquidating distribution, it being understood that any such liabilities or obligations shall be the responsibility of the Adviser.

8.	Articles of Amendment. The officers of the Corporation shall file an amendment to the Corporation’s Articles of Incorporation to terminate the Fund as a series of the Corporation under Wisconsin law.

9.	Power of Directors. In addition to the general power of the directors of the Corporation under Wisconsin law, the Board, and subject to the discretion of the Board, the officers of the Corporation, shall have authority to do or authorize any or all acts and things as they may consider necessary or desirable to carry out the purposes of the Plan, including, without limitation, the execution and filing of all certificates, documents, information returns, tax returns, forms and other papers which may be necessary or appropriate to implement the Plan or which may be required by the provisions of Wisconsin law, the 1940 Act or the Securities Act of 1933, as amended, or the Internal Revenue Code of 1986, as amended. The Board shall have the authority to authorize such variations from, or amendments of, the provisions of the Plan (other than the terms governing liquidating distributions) as may be necessary or appropriate to effect the liquidation of the Fund and the distribution of its net assets to shareholders in accordance with the purposes to be accomplished by the Plan.

Accepted and agreed as to Sections 5 and 7:

BMO ASSET MANAGEMENT CORP.

By:
Name:
Title:

ANNEX B

FORM OF ARTICLES AMENDMENT

TO BE EFFECTIVE ON                         , 2014

BMO FUNDS, INC.

AMENDMENT NO.

TO

ARTICLES OF INCORPORATION

The undersigned officer of BMO Funds, Inc. (the “Corporation”) hereby certifies that in accordance with Section 180.1003 of the Wisconsin Statutes, the following Amendment of the Corporation’s Articles of Incorporation, as amended (the “Articles”) was duly adopted to remove the BMO Global Natural Resources Fund as a class of the Corporation.

“The Articles are hereby amended as follows:

Section (a) of Article IV is hereby amended by deleting section (a) thereof and inserting the following as a new paragraph:

‘(a)    The Corporation is authorized to issue an indefinite number of shares of common stock, par value $.0001 per share. Subject to the following paragraph, the authorized shares are classified as follows:

CLASS	SERIES	AUTHORIZED NUMBER OF SHARES

Investor Class
BMO Large-Cap Value Fund	Series Y	Indefinite
BMO Mortgage Income Fund	Series Y	Indefinite
BMO TCH Intermediate Income Fund	Series Y	Indefinite
BMO Mid-Cap Growth Fund	Series Y	Indefinite
BMO Prime Money Market Fund	Series Y	Indefinite
BMO Government Money Market Fund	Series Y	Indefinite
BMO Short-Term Income Fund	Series Y	Indefinite
BMO Large-Cap Growth Fund	Series Y	Indefinite
BMO Mid-Cap Value Fund	Series Y	Indefinite
BMO Intermediate Tax-Free Fund	Series Y	Indefinite
Marshall International Stock Fund	Series Y	Indefinite
BMO Small-Cap Growth Fund	Series Y	Indefinite
BMO Tax-Free Money Market Fund	Series Y	Indefinite
BMO LGM Emerging Markets Equity Fund	Series Y	Indefinite
BMO TCH Core Plus Bond Fund	Series Y	Indefinite
BMO TCH Corporate Income Fund	Series Y	Indefinite
BMO Ultra Short Tax-Free Fund	Series Y	Indefinite

1

CLASS	SERIES	AUTHORIZED NUMBER OF SHARES
BMO Small-Cap Value Fund	Series Y	Indefinite
BMO Dividend Income Fund	Series Y	Indefinite
BMO Monegy High Yield Bond Fund	Series Y	Indefinite
BMO Pyrford Global Strategic Return Fund	Series Y	Indefinite
BMO Pyrford International Stock Fund	Series Y	Indefinite
BMO Low Volatility Equity Fund	Series Y	Indefinite
BMO Short Tax-Free Fund	Series Y	Indefinite
BMO TCH Emerging Markets Bond Fund	Series Y	Indefinite
BMO Growth Allocation Fund	Series Y	Indefinite
BMO Aggressive Allocation Fund	Series Y	Indefinite
BMO Conservative Allocation Fund	Series Y	Indefinite
BMO Balanced Allocation Fund	Series Y	Indefinite
BMO Moderate Allocation Fund	Series Y	Indefinite
BMO Target Retirement 2010 Fund	Series Y	Indefinite
BMO Target Retirement 2020 Fund	Series Y	Indefinite
BMO Target Retirement 2030 Fund	Series Y	Indefinite
BMO Target Retirement 2040 Fund	Series Y	Indefinite
BMO Target Retirement 2050 Fund	Series Y	Indefinite
BMO Micro-Cap Fund	Series Y	Indefinite
BMO Global Low Volatility Equity Fund	Series Y	Indefinite
BMO Target Retirement 2015 Fund	Series Y	Indefinite
BMO Target Retirement 2025 Fund	Series Y	Indefinite
BMO Target Retirement 2035 Fund	Series Y	Indefinite
BMO Target Retirement 2045 Fund	Series Y	Indefinite
BMO Target Retirement 2055 Fund	Series Y	Indefinite
BMO Small-Cap Core Fund	Series Y	Indefinite
BMO Pyrford Global Equity Fund	Series Y	Indefinite
BMO Multi-Asset Income Fund	Series Y	Indefinite

Institutional Class
BMO Prime Money Market Fund	Series I	Indefinite
BMO Government Money Market Fund	Series I	Indefinite
BMO Tax-Free Money Market Fund	Series I	Indefinite
BMO Mortgage Income Fund	Series I	Indefinite
BMO TCH Intermediate Income Fund	Series I	Indefinite
BMO Short-Term Income Fund	Series I	Indefinite
BMO Small-Cap Growth Fund	Series I	Indefinite
BMO Mid-Cap Growth Fund	Series I	Indefinite
BMO Mid-Cap Value Fund	Series I	Indefinite
BMO Large-Cap Growth Fund	Series I	Indefinite
BMO Large-Cap Value Fund	Series I	Indefinite
BMO LGM Emerging Markets Equity Fund	Series I	Indefinite
BMO TCH Core Plus Bond Fund	Series I	Indefinite

CLASS	SERIES	AUTHORIZED NUMBER OF SHARES
BMO TCH Corporate Income Fund	Series I	Indefinite
BMO Ultra Short Tax-Free Fund	Series I	Indefinite
BMO Intermediate Tax-Free Fund	Series I	Indefinite
Marshall International Stock Fund	Series I	Indefinite
BMO Small-Cap Value Fund	Series I	Indefinite
BMO Dividend Income Fund	Series I	Indefinite
BMO Monegy High Yield Bond Fund	Series I	Indefinite
BMO Pyrford Global Strategic Return Fund	Series I	Indefinite
BMO Pyrford International Stock Fund	Series I	Indefinite
BMO Low Volatility Equity Fund	Series I	Indefinite
BMO Short Tax-Free Fund	Series I	Indefinite
BMO TCH Emerging Markets Bond Fund	Series I	Indefinite
BMO Growth Allocation Fund	Series I	Indefinite
BMO Aggressive Allocation Fund	Series I	Indefinite
BMO Conservative Allocation Fund	Series I	Indefinite
BMO Balanced Allocation Fund	Series I	Indefinite
BMO Moderate Allocation Fund	Series I	Indefinite
BMO Target Retirement 2010 Fund	Series I	Indefinite
BMO Target Retirement 2020 Fund	Series I	Indefinite
BMO Target Retirement 2030 Fund	Series I	Indefinite
BMO Target Retirement 2040 Fund	Series I	Indefinite
BMO Target Retirement 2050 Fund	Series I	Indefinite
BMO Micro-Cap Fund	Series I	Indefinite
BMO Global Low Volatility Equity Fund	Series I	Indefinite
BMO Target Retirement 2015 Fund	Series I	Indefinite
BMO Target Retirement 2025 Fund	Series I	Indefinite
BMO Target Retirement 2035 Fund	Series I	Indefinite
BMO Target Retirement 2045 Fund	Series I	Indefinite
BMO Target Retirement 2055 Fund	Series I	Indefinite
BMO Small-Cap Core Fund	Series I	Indefinite
BMO Pyrford Global Equity Fund	Series I	Indefinite
BMO Multi-Asset Income Fund	Series I	Indefinite
BMO Alternative Strategies Fund	Series I	Indefinite

Class A
BMO Low Volatility Equity Fund	Series A	Indefinite
BMO Dividend Income Fund	Series A	Indefinite
BMO Large-Cap Value Fund	Series A	Indefinite
BMO Large-Cap Growth Fund	Series A	Indefinite
BMO Mid-Cap Value Fund	Series A	Indefinite
BMO Mid-Cap Growth Fund	Series A	Indefinite
BMO Small-Cap Value Fund	Series A	Indefinite
BMO Small-Cap Core Fund	Series A	Indefinite

CLASS	SERIES	AUTHORIZED NUMBER OF SHARES
BMO Micro-Cap Fund	Series A	Indefinite
BMO Global Low Volatility Equity Fund	Series A	Indefinite
BMO Pyrford Global Equity Fund	Series A	Indefinite
BMO Pyrford Global Strategic Return Fund	Series A	Indefinite
BMO Pyrford International Stock Fund	Series A	Indefinite
BMO LGM Emerging Markets Equity Fund	Series A	Indefinite
BMO TCH Emerging Markets Bond Fund	Series A	Indefinite
BMO Ultra Short Tax-Free Fund	Series A	Indefinite
BMO Short Tax-Free Fund	Series A	Indefinite
BMO Short-Term Income Fund	Series A	Indefinite
BMO Intermediate Tax-Free Fund	Series A	Indefinite
BMO Mortgage Income Fund	Series A	Indefinite
BMO TCH Intermediate Income Fund	Series A	Indefinite
BMO TCH Corporate Income Fund	Series A	Indefinite
BMO TCH Core Plus Bond Fund	Series A	Indefinite
BMO Monegy High Yield Bond Fund	Series A	Indefinite
BMO Multi-Asset Income Fund	Series A	Indefinite
BMO Alternative Strategies Fund	Series A	Indefinite

Retirement Class
BMO Growth Allocation Fund	Series R-3	Indefinite
BMO Aggressive Allocation Fund	Series R-3	Indefinite
BMO Conservative Allocation Fund	Series R-3	Indefinite
BMO Balanced Allocation Fund	Series R-3	Indefinite
BMO Moderate Allocation Fund	Series R-3	Indefinite
BMO Target Retirement 2010 Fund	Series R-3	Indefinite
BMO Target Retirement 2020 Fund	Series R-3	Indefinite
BMO Target Retirement 2030 Fund	Series R-3	Indefinite
BMO Target Retirement 2040 Fund	Series R-3	Indefinite
BMO Target Retirement 2050 Fund	Series R-3	Indefinite
BMO Target Retirement 2015 Fund	Series R-3	Indefinite
BMO Target Retirement 2025 Fund	Series R-3	Indefinite
BMO Target Retirement 2035 Fund	Series R-3	Indefinite
BMO Target Retirement 2045 Fund	Series R-3	Indefinite
BMO Target Retirement 2055 Fund	Series R-3	Indefinite
BMO Mid-Cap Value Fund	Series R-3	Indefinite
BMO Mid-Cap Growth Fund	Series R-3	Indefinite
BMO Small-Cap Value Fund	Series R-3	Indefinite
BMO Pyrford International Stock Fund	Series R-3	Indefinite
BMO Growth Allocation Fund	Series R-6	Indefinite
BMO Aggressive Allocation Fund	Series R-6	Indefinite
BMO Conservative Allocation Fund	Series R-6	Indefinite
BMO Balanced Allocation Fund	Series R-6	Indefinite

CLASS	SERIES	AUTHORIZED NUMBER OF SHARES
BMO Moderate Allocation Fund	Series R-6	Indefinite
BMO Target Retirement 2010 Fund	Series R-6	Indefinite
BMO Target Retirement 2020 Fund	Series R-6	Indefinite
BMO Target Retirement 2030 Fund	Series R-6	Indefinite
BMO Target Retirement 2040 Fund	Series R-6	Indefinite
BMO Target Retirement 2050 Fund	Series R-6	Indefinite
BMO Target Retirement 2015 Fund	Series R-6	Indefinite
BMO Target Retirement 2025 Fund	Series R-6	Indefinite
BMO Target Retirement 2035 Fund	Series R-6	Indefinite
BMO Target Retirement 2045 Fund	Series R-6	Indefinite
BMO Target Retirement 2055 Fund	Series R-6	Indefinite
BMO Mid-Cap Value Fund	Series R-6	Indefinite
BMO Mid-Cap Growth Fund	Series R-6	Indefinite
BMO Small-Cap Value Fund	Series R-6	Indefinite
BMO Pyrford International Stock Fund	Series R-6	Indefinite	’”

This Amendment to the Articles of Incorporation of the Corporation was authorized by the Board of Directors on November 5, 2014 and by the shareholders of the Fund on December 22, 2014 in accordance with Section 180.1003 of the Wisconsin Statutes.

Executed this          day of                      2014.

BMO FUNDS, INC.

By:
John M. Blaser President

This instrument was drafted by:

Laura A. Bautista

Godfrey & Kahn, S.C.

780 North Water Street

Milwaukee, Wisconsin 53202

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.

2) Go to website www.proxyvote.com.

3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.

2) Call 1-800-690-6903.

3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate box on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

BMO GLOBAL NATURAL RESOURCES FUND

Vote on Proposal	For	Against	Abstain

1. To approve an amendment to the Articles of Incorporation, as amended, of BMO Funds, Inc. (the “Corporation”) to liquidate and dissolve the BMO Global Natural Resources Fund (the “Fund”) pursuant to a plan of liquidation.

	☐	☐	☐

To vote and otherwise represent the undersigned shareholder(s) on any matter that may properly come before the Meeting or any adjournment or postponement thereof in the discretion of the proxy holder.

This proxy is solicited by the Board of Directors of the Corporation, which recommends that you vote FOR the Proposal. Please vote by checking the appropriate box.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET

Note: Please sign exactly as your name appears on the records of the Corporation and date. If joint owners, each holder should sign this proxy. When signing as attorney, executor, administrator, trustee, guardian, or officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement is available at www.proxyvote.com

[                         ]

BMO FUNDS, INC. PROXY FOR SPECIAL MEETING OF SHAREHOLDERS THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of the BMO Global Natural Resources Fund (the “Fund”), a series of BMO Funds, Inc. a Wisconsin corporation, hereby appoints John M. Blaser and Timothy M. Bonin, or either of them, with full power of substitution, as proxies for the undersigned, to represent and cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the special meeting of shareholders of the Fund (the “Meeting”) to be held at 111 East Kilbourn Avenue, Suite 200, Milwaukee, WI 53202 on Monday, December 22, 2014 at 8:30 a.m., Central Time, and any adjournment or postponement thereof. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Shareholders and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Meeting.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side. If this proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast “FOR” the proposal. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any matter that may properly come before the Meeting or any adjournment or postponement thereof.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.